J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Research Enhanced Index Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 25, 2014 to

the Prospectuses dated February 28, 2014

The portfolio manager information for the Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Ido Eisenberg	2014	Executive Director
James Cook	2014	Vice President

In addition, the first paragraph for the Fund in the section of the Fund’s prospectuses titled “The Fund’s Management and Administration — The Portfolio Manager” is hereby deleted in its entirety and replaced with the following:

The Portfolio Managers

The Fund is managed by Ido Eisenberg and James Cook. Mr. Eisenberg, an Executive Director of JPMIM, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Mr. Eisenberg has also passed the Level III examinations for the CFA. Previously, he worked in the Technology Application Development Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, a Vice President of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee since 2007. He was previously a research analyst responsible for covering the developed Asia financial stocks from 2010 to 2012 and an assistant research analyst on the European mining desk prior to 2010.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE

SUP-GREI-914